                                                                      OH&S DRAFT
                                                                        12/18/00


                                                                    EXHIBIT 10.5





                                     FORM OF
                         RECEIVABLES PURCHASE AGREEMENT



                          Dated as of __________, 2001


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                              CONSECO PRIVATE LABEL
                          CREDIT CARD MASTER NOTE TRUST

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                                     between



                              CONSECO FINANCE CORP.



                                       and



                    CONSECO FINANCE CREDIT CARD FUNDING CORP.


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                                TABLE OF CONTENTS

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ARTICLE I             DEFINITIONS......................................................1

         Section 1.01.        Definitions..............................................1

         Section 1.02.        Other Definitional Provisions............................5

ARTICLE II            PURCHASE AND CONVEYANCE OF RECEIVABLES...........................6

         Section 2.01.        Purchase.................................................6

         Section 2.02.        Addition of Aggregate Addition Accounts..................7

         Section 2.03.        Addition of New Accounts.................................8

         Section 2.04.        Representations and Warranties...........................9

         Section 2.05.        Delivery of Documents....................................9

ARTICLE III           CONSIDERATION AND PAYMENT.......................................10

         Section 3.01.        Purchase Price..........................................10

         Section 3.02.        Adjustments to Purchase Price...........................10

         Section 3.03.        Use of Name, Logo and Marks.............................11

ARTICLE IV            REPRESENTATIONS AND WARRANTIES..................................12

         Section 4.01.        Representations and Warranties of Finance Corp.
                              Relating to Finance Corp................................12

         Section 4.02.        Representations and Warranties of Finance Corp.
                              Relating to the Agreement and the Receivables...........13

         Section 4.03.        Representations and Warranties of CFC...................15

ARTICLE V             COVENANTS.......................................................17

         Section 5.01.        Covenants of Finance Corp...............................17

         Section 5.02.        Covenants of Finance Corp. with Respect to
                              Receivables Purchase Agreements.........................18

ARTICLE VI            INDEMNITY AND REPURCHASE OBLIGATION.............................20

         Section 6.01.        Indemnity for Ineligible Receivables....................20

         Section 6.02.        Reassignment of Noteholders' Interest in Trust
                              Portfolio...............................................20

ARTICLE VII           CONDITIONS PRECEDENT............................................21

         Section 7.01.        Conditions to CFC's Obligations Regarding Initial
                              Receivables.............................................21

         Section 7.02.        Conditions Precedent to Finance Corp.'s Obligations.....21

ARTICLE VIII          TERM AND PURCHASE TERMINATION...................................23

         Section 8.01.        Term....................................................23

         Section 8.02.        Purchase Termination....................................23
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                               TABLE OF CONTENTS
                                  (continued)
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ARTICLE IX            MISCELLANEOUS PROVISIONS........................................24

         Section 9.01.        Amendment...............................................24

         Section 9.02.        Governing Law...........................................24

         Section 9.03.        Notices.................................................24

         Section 9.04.        Severability of Provisions..............................24

         Section 9.05.        Assignment..............................................25

         Section 9.06.        Acknowledgement and Agreement of Finance Corp...........25

         Section 9.07.        Further Assurances......................................25

         Section 9.08.        No Waiver; Cumulative Remedies..........................25

         Section 9.09.        Counterparts............................................26

         Section 9.10.        Binding; Third-Party Beneficiaries......................26

         Section 9.11.        Merger and Integration..................................26

         Section 9.12.        Headings................................................26

         Section 9.13.        Schedules and Exhibits..................................26

         Section 9.14.        Survival of Representations and Warranties..............26

         Section 9.15.        Nonpetition Covenant....................................26
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                                      -II-
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                  RECEIVABLES PURCHASE AGREEMENT, dated as of __________, 2001, by and between CONSECO FINANCE CORP., a Delaware corporation (together with its permitted successors and assigns, "Finance Corp.") and CONSECO FINANCE CREDIT
CARD FUNDING CORP., a Minnesota corporation (together with its permitted successors and assigns, "CFC").

                              W I T N E S S E T H:

                  WHEREAS, CFC desires to purchase, from time to time, Receivables (hereinafter defined) sold to Finance Corp. by Conseco Bank, Inc., a Utah industrial loan corporation (together with its permitted successors and assigns, "Conseco Bank") and arising under certain credit accounts of Conseco Bank;

                  WHEREAS, CFC may in the future desire to purchase, from time to time, Receivables sold to Finance Corp. by another Account Owner (hereinafter defined) and arising under certain credit accounts of such Account Owner;

                  WHEREAS, Finance Corp. desires to sell and assign from time to time certain Receivables to CFC upon the terms and conditions hereinafter set forth;

                  WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by CFC to the Issuer (hereinafter defined) in connection with the issuance of the Notes (hereinafter defined); and

                  WHEREAS, Finance Corp. agrees that all representations, warranties, covenants and agreements made by Finance Corp. herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of the Issuer (hereinafter defined) and the Indenture Trustee (hereinafter defined) for the benefit of the holders of the Notes and any Series Enhancers.

                  NOW, THEREFORE, it is hereby agreed by and between CFC and Finance Corp. as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

                  Section 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement; in addition, the following words and phrases shall have the following meanings:

                  "Account" shall mean an account established pursuant to a [Credit Card Agreement] between an Account Owner and any Person which account is identified by the bank identification numbers and the bank numbers specified on
Schedule II hereto as such schedule may be amended from time to time, and by account number and by the receivables balance in the computer file, microfiche list or printed list delivered to CFC by Finance Corp. as required

                                       1
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pursuant to Section 2.01, including, without limitation, each Initial Account listed on Schedule II to this Agreement, each Additional Account listed on
Schedule II to this Agreement, each Related Account listed on Schedule II to this Agreement, and each Transferred Account listed on Schedule II to this Agreement.

                  "Account Owner" shall mean Conseco Bank, or any other entity which is the issuer of the [credit card] relating to an Account pursuant to a Credit Card Agreement.

                  "Account Schedule" shall mean a computer file or microfiche list containing a true and complete list of all Accounts, identified by bank identification number and by bank number and by account number and setting forth the aggregate amount of Receivables and of Principal Receivables outstanding in such Accounts (a) as of the Initial Cut-Off Date (for the Account Schedule delivered on the date hereof) and, (b) as of the Additional Cut-Off Date for Additional Accounts.

                  "Additional Account" shall mean each New Account and each Aggregate Addition Account.

                  "Additional Cut-Off Date" shall have the meaning given to that term in the Transfer and Servicing Agreement.

                  "Addition Date" shall have the meaning given to that term in the Transfer and Servicing Agreement.

                  "Addition Notice Date" shall have the meaning set forth in
Section 2.02.

                  "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

                  "Aggregate Addition Account" shall mean each consumer credit card account established pursuant to a Credit Card Agreement between an Account Owner and any Person with respect to which one or more credit cards are issued to a cardholder, which credit card account is identified by the bank identification numbers and the bank numbers specified on Schedule II hereto, as such schedule may be amended from time to time, and which comes into existence after the Initial Cut-Off Date.

                  "Bank Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement between Conseco Bank and Finance Corp., dated as of __________, ___.

                  "CFC" shall have the meaning set forth in the Recitals hereto.

                  "Closing Date" shall mean the Initial Closing Date and, with respect to each Series, the date specified in the related Indenture Supplement.

                  "Conseco Bank" shall have the meaning set forth in the Recitals hereto.

                   "Conveyance" shall have the meaning specified in subsection 2.01(a).

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                  "Conveyance Papers" shall have the meaning specified in
subsection 4.01(a)(iii).

                  "Credit Adjustment" shall have the meaning specified in
Section 3.02.

                  "Debtor Relief Laws" shall mean (i) the Bankruptcy Code of the United States of America and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

                  "Document Delivery Date" shall have the meaning set forth in
Section 2.05.

                  "Eligible Account" shall have the meaning given to that term in the Transfer and Servicing Agreement.

                  "Eligible Receivable" shall have the meaning given to that term in the Transfer and Servicing Agreement.

                  "Finance Charge Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "Finance Corp." shall have the meaning set forth in the Recitals hereto.

                  "Finance Corp. Purchase Agreement" shall mean the Bank Receivables Purchase Agreement and any receivables purchase agreement, substantially in the form of such agreement, entered into between Finance Corp. and an Account Owner in the future.

                  "Indenture" shall mean the Master Indenture between the Issuer and U.S. Bank Trust National Association, as Indenture Trustee, dated as of ___, 2001, as supplemented by Indenture Supplements applicable to any Series that may be issued from time to time.

                  "Indenture Supplement" shall mean an indenture supplement pursuant to which a Series is issued.

                  "Indenture Trustee" shall mean U.S. Bank Trust National Association in its capacity as indenture trustee under the Indenture, or its successor in interest, or any successor indenture trustee appointed as provided in the Indenture.

                  "Initial Account" shall mean each consumer credit account existing on the Initial Cut-Off Date and specified in Schedule II and in the computer file or microfiche list delivered to CFC by Finance Corp. pursuant to
Section 2.01 on the Initial Closing Date.

                  "Initial Closing Date" shall mean _______________, 2001.

                  "Initial Cut-Off Date" shall mean the close of business on __________, 2001.

                  "Insolvency Event" shall have the meaning specified in Section 8.02.

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                  "Issuer" shall mean the Conseco Private Label Credit Card
Master Note Trust, a Delaware business trust.

                  "New Principal Receivables" shall have the meaning set forth in Section 3.01(a).

                  "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (unless otherwise specified therein), and any successor Owner Trustee thereunder.

                  "Principal Receivables" shall mean all Receivables in the Accounts that would be treated as "Principal Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

                  "Purchase Price" shall have the meaning set forth in Section 3.01(a).

                  "Purchased Assets" shall have the meaning set forth in subsection 2.01(a).

                  "Receivables" shall mean, with respect to each Account, all amounts which constitute Receivables under the Transfer and Servicing Agreement.

                  "Recoveries" shall have the meaning set forth in the Transfer and Servicing Agreement.

                  "Related Account" shall mean an Account with respect to which a new credit account number has been issued by the applicable Account Owner or Servicer or the applicable Transferor under circumstances resulting from an error or a lost or stolen credit card not requiring standard application and credit evaluation procedures under the Credit Card Guidelines.

                  "Restart Date" shall have the meaning set forth in Section 2.03(a).

                  "Supplemental Account" shall mean each Eligible Account that is designated pursuant to Section 2.02 to be included as an Account and is identified in the Account Schedule delivered to CFC by Finance Corp. pursuant to Sections 2.01 and 2.05.

                  "Supplemental Conveyance" shall have the meaning set forth in
Section 2.05.

                  "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of __________, 2001, among Conseco Bank, as Transferor and as Servicer, CFC, as Transferor, and the Owner Trustee on behalf of the Issuer, and all amendments and supplements thereto.

                                       4
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                  "Transferred Account" shall mean each account (other than a
Related Account) into which an Account shall be transferred, provided that such transfer was made in accordance with the Credit Card Guidelines.

                  "Trust Agreement" shall mean the Conseco Private Label Credit Card Master Note Trust Trust Agreement, dated as of __________, 2001, between Conseco Bank, CFC and the Owner Trustee.

                  Section 1.02. Other Definitional Provisions.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                  (c) All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture and all applicable Indenture Supplements.

                               [END OF ARTICLE I]

                                       5
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                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES
                     --------------------------------------

                  Section 2.01. Purchase.

                  (a) By execution of this Agreement, Finance Corp. does hereby sell, transfer, assign, set over and otherwise convey to CFC (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under (i) all Receivables at the close of business on the Initial Cut-Off Date, in the case of Receivables arising in the Initial Accounts (including Transferred Accounts and Related Accounts related to such Initial Accounts), and on each Additional Cut-Off Date, in the case of Receivables arising in the Additional Accounts, and in each case thereafter created from time to time in such Accounts until the termination of this Agreement pursuant to Article VIII hereof and all monies due or to become due and all amounts received with respect thereto and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof, (ii) the right to receive Recoveries with respect to such Receivables and (iii) any rights to any premium arising from the sale of Accounts (all of the foregoing being referenced to herein as the "Purchased Assets").

                  (b) In connection with such Conveyance, Finance Corp. agrees
(i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables and the other Purchased Assets now existing and hereafter created, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Purchased Assets from Finance Corp. to CFC, (ii) that such financing statements shall name Finance Corp., as seller, and CFC, as purchaser, of the Purchased Assets and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings to CFC as soon as is practicable after filing.

                  (c) In connection with such Conveyance, Finance Corp. further agrees that it will, at its own expense, (i) on or prior to (x) the Initial Cut-Off Date, in the case of the Initial Accounts, and (y) the applicable Addition Date, in the case of Additional Accounts, indicate in its books and records, and it shall cause the Servicer and any other Person to whom the Servicer delegates its duties pursuant to Section 5.07 of the Transfer and Servicing Agreement to mark in its books and records, that, in the case of the Initial Accounts or the Additional Accounts, Receivables created in connection with such Accounts have been conveyed to CFC in accordance with this Agreement and have been conveyed by CFC to the Issuer pursuant to the Transfer and Servicing Agreement and have been pledged by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders and any Series Enhancers and (ii) on or prior to the date referred to in clauses (i)(x) and
(i)(y), deliver to CFC an Account Schedule (provided that such Account Schedule shall be provided in respect of Aggregate Addition Accounts as soon as practicable after the Determination Date relating to the Due Period during which their respective Addition Dates occur) specifying for each such Account, as of the Initial Cut-Off Date, in the case of the Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts, (A) its account number, (B) the aggregate amount outstanding in such Account and (C) the aggregate amount of Principal Receivables in such Account. Each

                                       6
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Account Schedule, as supplemented from time to time, shall be marked as Schedule
I to this Agreement, shall be delivered to CFC, and is hereby incorporated into and made a part of this Agreement. Once the books and records referenced in clause (i) of this paragraph have been indicated with respect to any Account, Finance Corp. further agrees not to alter such indication during the remaining term of this Agreement unless and until Finance Corp. has taken such action as is necessary or advisable to cause the interest of CFC in the Purchased Assets to continue to be perfected with the priority required by this Agreement.

                  (d) The parties hereto intend that the conveyance of Finance Corp.'s right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title, free and clear of any liens, claims, encumbrances or rights of others from Finance Corp. to CFC. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute either a contribution to capital of CFC or a purchase and sale of such Purchased Assets and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a contribution to capital or a purchase and sale, this Agreement shall constitute a security agreement under applicable law, and Finance Corp. does hereby grant to CFC a first priority perfected security interest in all of Finance Corp.'s right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the obligations of Finance Corp. hereunder.

                  Section 2.02. Addition of Aggregate Additional Accounts.

                  (a) If, from time to time, CFC becomes obligated to designate Aggregate Additional Accounts (as such term is defined in the Transfer and Servicing Agreement) pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement, then CFC may, at its option, give Finance Corp. written notice thereof on or before the eighth Business Day (the "Addition Notice Date") prior to the Addition Date therefor, and upon receipt of such notice Finance Corp. may, in its sole discretion, on or before the Addition Date, designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof the Transferors will be in compliance with the requirements of said subsection 2.09(a). Additionally, subject to subsection 2.09(b) and subsection 2.09(c) of the Transfer and Servicing Agreement and subsection 2.02(b), from time to time, Eligible Accounts may be designated to be included as Aggregate Addition Accounts, upon the mutual agreement of CFC and Finance Corp. In either event, Finance Corp. shall have sole responsibility for selecting the Aggregate Additional Accounts and shall determine and notify CFC of the Additional Cut-Off Date with respect to such Aggregate Additional Accounts.

                  (b) On the Addition Date with respect to any designation of Aggregate Addition Accounts, CFC shall purchase Finance Corp.'s right, title and interest in, to and under the Receivables in Aggregate Addition Accounts (as of the Additional Cut-Off Date) (and such Aggregate Addition Accounts shall be deemed to be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:

                                    (i) all Aggregate Addition Accounts shall be
                  Eligible Accounts;

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                                    (ii) Finance Corp. shall have delivered to
                  CFC copies of UCC-1 financing statements covering such Aggregate Addition Accounts, if necessary to perfect CFC's ownership of the Receivables arising therein;

                                    (iii) to the extent required of CFC by
                  Section 2.09(c) of the Transfer and Servicing Agreement, Finance Corp. shall have deposited in the Collection Account all Collections with respect to such Aggregate Addition Accounts since the Additional Cut-Off Date;

                                    (iv) as of each of the Additional Cut-Off
                  Date and the Addition Date, no Insolvency Event with respect to Finance Corp. shall have occurred nor shall the transfer to CFC of the Receivables arising in the Aggregate Addition Accounts have been made in contemplation of the occurrence thereof;

                                    (v) Finance Corp. shall have delivered to
                  CFC an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (iv) above; and

                                    (vi) the transfer of the Receivables arising
                  in the Aggregate Addition Accounts to CFC and by CFC to the Issuer will not result in an Adverse Effect and Finance Corp. shall have delivered to CFC an Officer's Certificate, dated the Addition Date, stating that Finance Corp. reasonably believes that the transfer of the Receivables arising in the Aggregate Addition Accounts to CFC and by CFC to the Issuer will not have an Adverse Effect.

                  Section 2.03. Addition of New Accounts.

                  Upon the mutual agreement of CFC and Finance Corp., subject to compliance with the conditions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement and compliance with subsection 2.03(b), Finance Corp. may designate Eligible Accounts to be included as New Accounts. Upon such designation, such New Accounts shall be deemed to be Accounts hereunder. Finance Corp. shall cooperate with CFC to enable CFC to comply with the requirements of
Section 2.09 of the Transfer and Servicing Agreement and shall cooperate with CFC to enable it to perform with respect to the Receivables in such New Accounts all actions specified in subsections 2.09(d) and (e) of the Transfer and Servicing Agreement.

                  (a) On the Addition Date with respect to any designation of New Accounts, CFC shall purchase Finance Corp.'s right, title and interest in, to and under the Receivables in New Accounts (as of the Additional Cut-Off Date) (and such New Accounts shall be deemed to be Accounts for purposes of this Agreement), subject to the satisfaction of the following conditions:

                                    (i) all New Accounts shall be Eligible
                  Accounts;

                                    (ii) Finance Corp. shall have delivered to
                  CFC copies of UCC-1 financing statements covering such New Accounts, if necessary to perfect CFC's ownership of the Receivables arising therein;

                                    (iii) to the extent required of CFC by
                  Section 8.04 of the Indenture, Finance Corp. shall have deposited in the Collection Account all Collections with respect to such New Accounts since the Additional Cut-Off Date;

                                    (iv) as of each of the Additional Cut-Off
                  Date and the Addition Date, no Insolvency Event with respect to Finance Corp. shall have occurred nor shall the transfer to CFC of the Receivables arising in the New Accounts have been made in contemplation of the occurrence thereof;

                                    (v) Finance Corp. shall have delivered to
                  CFC an Officer's Certificate, dated the Addition Date, confirming, to the extent applicable, the items set forth in clauses (i) through (iv) above; and

                                    (vi) the transfer of the Receivables arising
                  in the New Accounts to CFC and by CFC to the Issuer will not result in an Adverse Effect and Finance Corp. shall have delivered to CFC an Officer's Certificate, dated the Addition Date, stating that Finance Corp. reasonably believes that the transfer of the Receivables arising in the New Accounts to CFC and by CFC to the Issuer will not have an Adverse Effect.

                  Section 2.04. Representations and Warranties. Finance Corp. hereby represents and warrants to CFC as of the related Addition Date that, in the case of the Initial Accounts, the Account Schedule delivered pursuant to subsection 2.01(c) and, in the case of Additional Accounts, the list delivered pursuant to Section 2.05 below is, as of the applicable Additional Cut-Off Date, true and complete in all material respects.

                  Section 2.05. Delivery of Documents. In the case of the designation of Additional Accounts, Finance Corp. shall deliver to CFC (i) the Account Schedule to be delivered pursuant to Section 2.01 with respect to such Additional Accounts on the date such file or list is required to be delivered pursuant to Section 2.01 (the "Document Delivery Date") and (ii) with respect to New Accounts a duly executed, written assignment, substantially in the form of Exhibit A (the "Supplemental Conveyance"), on the Addition Date.

                               [END OF ARTICLE II]

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                                  ARTICLE III

                            CONSIDERATION AND PAYMENT
                            -------------------------

                  Section 3.01. Purchase Price.

                  (a) The "Purchase Price" for the Receivables in the Initial Accounts and the related Purchased Assets as of the Initial Cut-Off Date conveyed to CFC under this Agreement to the extent not previously paid for shall be payable on the Initial Closing Date and shall be an amount equal to 100% of the aggregate balance of Principal Receivables in those Accounts as of the Initial Cut-Off Date, adjusted to reflect such factors as Finance Corp. and CFC mutually agree will result in a Purchase Price determined to be the fair market value of such Receivables and the related Purchased Assets. This computation of initial purchase price should assume no reinvestment in new Receivables. The Purchase Price for the Receivables (including Receivables in Additional Accounts) and the related Purchased Assets to be conveyed to CFC under this Agreement which come into existence after the Initial Closing Date, shall be payable on [the second Business Day following the Due Period in which such Receivables and the related Purchased Assets are conveyed by Finance Corp. to CFC] in an amount equal [to 100% of the aggregate balance of the Principal Receivables so conveyed (the "New Principal Receivables"), adjusted to reflect such factors as Finance Corp. and CFC mutually agree will result in a Purchase Price determined to be the fair market value of such New Principal Receivables and the related Purchased Assets.]

                  (b) The Purchase Price to be paid by CFC on the Initial Closing Date and on each second Business Day following each Due Period during which New Principal Receivables are conveyed to CFC shall be paid (i) in cash or
(ii) with the consent of Finance Corp., which consent shall be in Finance Corp.'s sole discretion and which may be withheld by Finance Corp. for any reason or for no reason, by means of capital contributed by Finance Corp. to CFC, or (iii) with the consent of Finance Corp., which consent shall be in Finance Corp.'s sole discretion and which may be withheld by Finance Corp. for any reason or for no reason, any combination of clauses (i) and (ii).

                  (c) Notwithstanding any other provision of this Agreement, Finance Corp. shall not be obligated to continue selling Receivables to CFC to the extent that Finance Corp. is not paid the Purchase Price therefor as provided herein.

                  Section 3.02. Adjustments to Purchase Price. The Purchase Price shall be adjusted on the second Business Day of each calendar month (a "Credit Adjustment") with respect to any Receivable previously conveyed to CFC by Finance Corp. which has since been reversed by Finance Corp. or the Servicer because of a rebate, refund, unauthorized charge or billing error to a cardholder because such Receivable was created in respect of merchandise which was refused or returned by a cardholder or due to the occurrence of any other event referred to in Section 3.09 of the Transfer and Servicing Agreement. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price for Principal Receivables payable on such date computed in accordance

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with subsection 3.01(a) divided by (ii) the Principal Receivables paid for on such date pursuant to such subsection. In the event that an adjustment pursuant to this Section 3.02 causes the Purchase Price to be a negative number, Finance Corp. agrees that, not later than 11:00 a.m., New York City time, on such date, Finance Corp. shall pay to CFC an amount equal to the amount by which the Purchase Price minus the Credit Adjustment would be reduced below zero.

                  Section 3.03. Use of Name, Logo and Marks. Finance Corp. does hereby grant to CFC a non-exclusive license to use the name "Conseco" and all related identifying trade or service marks, signs, symbols, logos, designs, servicing software, customer lists, and other intangibles in connection with the servicing of the Receivables purchased hereunder. The license granted shall be co-extensive with the term of the Agreement.

                              [END OF ARTICLE III]

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Section 4.01. Representations and Warranties of Finance Corp. Relating to Finance Corp.

                  (a) Representations and Warranties of Finance Corp. Relating to Finance Corp. Finance Corp. hereby represents and warrants to, and agrees with, CFC as of the Closing Date and on each Addition Date that:

                                    (i) Organization and Good Standing. Finance
                  Corp. is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

                                    (ii) Due Qualification. Finance Corp. is
                  duly qualified to do business and is in good standing as a foreign corporation and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would (i) render any Credit Agreement relating to an Account specified in this Agreement or any Receivable conveyed to CFC by Finance Corp. unenforceable by Finance Corp. or CFC or (ii) have a material adverse effect on the Noteholders.

                                    (iii) Due Authorization. The execution,
                  delivery and performance of this Agreement and each Finance Corp. Purchase Agreement and any other document or instrument delivered pursuant hereto, including any Supplemental Conveyance (such other documents or instruments, collectively, the "Conveyance Papers"), and the consummation of the transactions provided for in this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers have been duly authorized by Finance Corp. by all necessary corporate action on the part of Finance Corp.

                                    (iv) No Conflict. The execution and delivery
                  of this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers by Finance Corp., the performance of the transactions contemplated by this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers, and the fulfillment of the terms of this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers applicable to Finance Corp. will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which Finance Corp. is a party or by which it or any of its properties are bound.

                                    (v) No Violation. The execution, delivery
                  and performance of this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers by Finance Corp., the performance of the transactions contemplated by this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers and the fulfillment of the terms hereof and thereof applicable to Finance Corp. will not conflict with or violate any Requirements of Law applicable to Finance Corp.

                                    (vi) No Proceedings. There are no
                  proceedings or investigations pending or, to the best knowledge of Finance Corp., threatened, against Finance Corp., before any Governmental Authority (i) asserting the invalidity of this Agreement, any Finance Corp. Purchase Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Finance Corp. Purchase Agreement or the Conveyance Papers,
                  (iii) seeking any determination or ruling that would materially and adversely affect the performance by Finance Corp. of its obligations under this Agreement, any Finance Corp. Purchase Agreement or the Conveyance Papers, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement, any Finance Corp. Purchase Agreement or the Conveyance Papers or (v) seeking to affect adversely the income tax attributes of CFC or the Issuer under the United States Federal or Delaware and Minnesota income or franchise tax systems.

                                    (vii) All Consents. All authorizations,
                  consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Finance Corp. in connection with the execution and delivery by Finance Corp. of this Agreement, the Finance Corp. Purchase Agreements and the Conveyance Papers and the performance of the transactions contemplated by this Agreement, the Finance Corp. Purchase Agreements or the Conveyance Papers by Finance Corp. have been duly obtained, effected or given and are in full force and effect.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to CFC and the transfer by CFC to the Issuer and the pledge to the Indenture Trustee. Upon discovery by Finance Corp. or CFC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery provided that the failure to give notice within three Business Days does not preclude subsequent notice.

                  Section 4.02. Representations and Warranties of Finance Corp. Relating to the Agreement and the Receivables.

                  (a) Representations and Warranties. Finance Corp. hereby represents and warrants to CFC as of the Initial Closing Date and each subsequent Closing Date and, with respect to each Additional Account as of the Addition Date that:

                                    (i) this Agreement, each Finance Corp.
                  Purchase Agreement and each of the Conveyance Papers constitutes a legal, valid and binding obligation of Finance Corp. enforceable against Finance Corp. in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws or general principles of equity;

                                    (ii) as of the Initial Cut-Off Date with
                   respect to the Initial Accounts and as of the related Additional Cut-Off Date with respect to Additional Accounts, the portion of Schedule I to this Agreement, as supplemented to such date, is, or will be on the Required Delivery Date in the case of Additional Accounts, an accurate and complete listing in all material respects of all the Accounts the Receivables in which were transferred by Finance Corp. on the Initial Closing Date or the Addition Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is, or will be on the Required Delivery Date in the case of Additional Accounts, true and correct in all material respects as of the Initial Cut-Off Date or such Additional Cut-Off Date, as the case may be;

                                    (iii) each Receivable has been conveyed to
                  CFC free and clear of any Lien;

                                    (iv) all authorizations, consents, orders
                   or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Finance Corp. in connection with the conveyance of Receivables to CFC have been duly obtained, effected or given and are in full force and effect;

                                    (v) this Agreement constitutes a valid sale,
                  transfer and assignment to CFC of all right, title and interest of Finance Corp. in the Receivables conveyed to CFC by Finance Corp. and the proceeds thereof and Recoveries identified as relating to the Receivables conveyed to CFC by Finance Corp. which have become Defaulted Receivables or, if this Agreement does not constitute a sale of such property, it constitutes a grant of a first priority perfected "security interest" (as defined in the UCC) in such property to CFC, which, in the case of existing Receivables and the proceeds thereof and said Recoveries, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, CFC shall have a first priority perfected security or ownership interest in such property and proceeds;

                                    (vi) on the Initial Cut-Off Date, each
                  Initial Account is an Eligible Account created under a Merchant Agreement with an approved Merchant and on each Additional Cut-Off Date, each related Additional Account is an Eligible Account created under a Merchant Agreement with an approved Merchant;

                                    (vii) on the Initial Cut-Off Date, each
                  Initial Account specified in Schedule I is an Eligible Account created under a Merchant Agreement with an Approved Merchant and, on the applicable Additional Cut-Off Date, each related Additional Account specified in Schedule I is an Eligible Account created in a Merchant Account with an Approved Merchant;

                                    (viii) as of the date of the creation of any
                  new Receivable in any Account, such Receivable is an Eligible Receivable; and

                                    (ix) no selection procedures believed by
                  Finance Corp. to be materially adverse to the interests of CFC, the Issuer or the Noteholders have been used in selecting such Accounts.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to CFC and by CFC to the Issuer and the pledge to the Indenture Trustee. Upon discovery by either Finance Corp. or CFC of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other party and the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. Finance Corp. hereby acknowledges that CFC intends to rely on the representations hereunder in connection with representations made by CFC to secured parties, assignees or subsequent transferees including but not limited to transfers made by CFC to the Issuer pursuant to the Transfer and Servicing Agreement and the security interest therein granted by the Issuer to the Indenture Trustee pursuant to the Indenture and that the Owner Trustee and the Indenture Trustee may enforce such representations directly against Finance Corp.

                  Section 4.03. Representations and Warranties of CFC.

                  (a) Representations and Warranties. As of the Closing Date and each Addition Date, CFC hereby represents and warrants to, and agrees with, Finance Corp. that:

                                    (i) Organization and Good Standing. CFC is a
                  corporation duly organized and validly existing under the laws of the State of Minnesota and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

                                    (ii) Due Authorization. The execution and
                  delivery of this Agreement and the Conveyance Papers to which CFC is a party and the consummation of the transactions provided for in this Agreement and the Conveyance Papers to which CFC is a party have been duly authorized by CFC by all necessary corporate action on the part of CFC.

                                    (iii) No Conflict. The execution and
                  delivery of this Agreement and the Conveyance Papers to which CFC is a party by CFC, the performance of the transactions contemplated by this Agreement and the Conveyance Papers to which CFC is a party, and the fulfillment of the terms of this Agreement and the Conveyance Papers to which CFC is a party applicable to CFC, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which CFC is a party or by which it or any of its properties are bound.

                                    (iv) No Violation. The execution, delivery
                  and performance of this Agreement and the Conveyance Papers to which CFC is a party by CFC and the fulfillment of the terms contemplated herein and therein applicable to CFC will not conflict with or violate any Requirements of Law applicable to CFC.

                                    (v) No Proceedings. There are no proceedings
                  or investigations pending or, to the best knowledge of CFC, threatened, against CFC, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Conveyance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of CFC, would materially and adversely affect the performance by CFC of its obligations under this Agreement or the Conveyance Papers to which CFC is a party or
                  (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Conveyance Papers.

                                    (vi) All Consents. All authorizations,
                  consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by CFC in connection with the execution and delivery by CFC of this Agreement and the Conveyance Papers to which it is a party and the performance of the transactions contemplated by this Agreement and the Conveyance Papers to which it is a party have been duly obtained, effected or given and are in full force and effect.

                  (b) Notice of Breach. The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables to CFC. Upon discovery by CFC or Finance Corp. of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other party.

                               [END OF ARTICLE IV]

                                   ARTICLE V

                                    COVENANTS
                                    ---------

                  Section 5.01. Covenants of Finance Corp. Finance Corp. hereby covenants and agrees with CFC as follows:

                  (a) Receivables Not To Be Evidenced by Promissory Notes. Except in connection with its enforcement or collection of an Account, Finance Corp. will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC) and if any Receivable is so evidenced as a result of any action by Finance Corp. it shall be deemed to be an Ineligible Receivable in accordance with Section 6.01.

                  (b) Security Interests. Except for the conveyances hereunder, Finance Corp. will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with CFC's ownership of the Receivables or the other Purchased Assets or grant, create, incur, assume or suffer to exist any Lien (arising through or under Finance Corp.) on, any Receivable, whether now existing or hereafter created, or any interest therein, and Finance Corp. shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of CFC in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under Finance Corp.

                  (c) Account Allocations. In the event that Finance Corp. is unable for any reason to transfer Receivables to CFC in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.02 or any order of any Governmental Authority), then, in any such event, Finance Corp. agrees (except as prohibited by any such order) to allocate and pay to CFC, after the date of such inability, all amounts in the manner as that by which CFC will allocate and pay such amounts to the Issuer after such inability by CFC pursuant to Section 2.11 of the Transfer and Servicing Agreement.

                  (d) Delivery of Collections or Recoveries. In the event that Finance Corp. receives Collections or Recoveries (or any other amounts in respect of the Purchased Assets transferred in accordance with this Agreement), Finance Corp. agrees to pay to CFC (or to the Servicer if CFC so directs) all such Collections and Recoveries as soon as practicable after receipt thereof.

                  (e) Notice of Liens. Finance Corp. shall notify CFC promptly after becoming aware of any Lien on any Receivable other than the conveyances hereunder, under the Transfer and Servicing Agreement or under the Indenture.

                  (f) Documentation of Transfer. Finance Corp. shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to CFC.

                  (g) Conduct of Business. Finance Corp. will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing as a domestic corporation in its jurisdiction of organization and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  (h) Compliance with Laws. Finance Corp. will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject.

                  (i) Sale Treatment. Finance Corp. will not account for (including for accounting and tax purposes), or otherwise treat, the transactions contemplated by this Agreement in any manner other than as a sale of the Receivables by Finance Corp. to CFC.

                  (j) No Sales, Liens, Etc. Except as contemplated by the Transaction Documents, Finance Corp. will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien (arising through or under Finance Corp.) upon or the filing of any financing statement (arising through or under Finance Corp.) with respect to, any of the Receivables.

                  (k) No Change in Business or Credit Guidelines. Finance Corp. will not make any change in the character of its business which change would impair the collectibility of any substantial portion of the Receivables or have a material adverse effect on the condition (financial or otherwise), business or properties of Finance Corp. or the ability of Finance Corp. to perform its obligations hereunder.

                  (l) Protection of Interest in Purchased Assets. Finance Corp. shall execute and file such continuation statements and any other documents reasonably requested by CFC or its successors and assigns or which may be required by law to fully preserve and protect the interest of CFC in and to the Purchased Assets.

                  (m) Reports. Finance Corp. shall, or shall cause Conseco Bank to provide to CFC, on a monthly basis, upon request, copies of reports which shall include delinquent account reports, month-end trial balance, and such other reports as CFC may reasonably request and which Finance Corp. can reasonably obtain or provide.

                  (n) Bank Numbers. Finance Corp. shall not, and shall not permit Conseco Bank to, change the bank number of any Account to a bank number not specified in Schedule II hereto unless, prior to such change, Finance Corp.
(i) has given CFC, the Issuer, and the Indenture Trustee at least 30 days' prior written notice thereof, (ii) has made all filings (including filings under the applicable Uniform Commercial Code) and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership or security interest of CFC, the Issuer, and the Indenture Trustee in such Receivables, and (iii) has delivered to the Indenture Trustee an opinion of counsel to the effect that each of CFC, the Issuer, and the Indenture Trustee has a first priority perfected security interest in such Receivables after giving effect to such change.

                  Section 5.02. Covenants of Finance Corp. with Respect to Receivables Purchase Agreements. Finance Corp., in its capacity as purchaser of Receivables from Conseco Bank or any other Account Owner pursuant to the Finance Corp. Purchase Agreements between Finance

Corp. and Conseco Bank or any other Account Owner, hereby covenants that Finance Corp. will at all times enforce the covenants and agreements of Conseco Bank or any other Account Owner, in such Finance Corp. Purchase Agreements.

                               [END OF ARTICLE V]

                                   ARTICLE VI

                       INDEMNITY AND REPURCHASE OBLIGATION
                       -----------------------------------

                  Section 6.01. Indemnity for Ineligible Receivables. In the event any representation or warranty under Section 4.02(a)(ii), (iii), (iv),
(v), (vi), (vii), (viii) or (ix) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account or at the time of the sale of a Receivable to CFC, CFC does not have good and marketable title thereto or such Receivable is not free and clear of all Liens granted by or arising through Finance Corp., and in any such case as a result of such breach CFC is required to treat such Receivables as Ineligible Receivables pursuant to Section 2.05(a) of the Transfer and Servicing Agreement, Finance Corp. shall indemnify CFC for any loss directly resulting from Finance Corp.'s breach of such representation or warranty; provided, however, that in no event shall the amount of such indemnity exceed the Purchase Price paid for such Receivable.

                  Section 6.02. Reassignment of Noteholders' Interest in Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a) or Section 4.02(a)(i) or (v) is not true and correct in any material respect and as a result of such breach CFC is required pursuant to Section 2.06 of the Transfer and Servicing Agreement, to accept a reassignment of the Receivables previously sold by Finance Corp. to CFC, Finance Corp. shall be obligated to accept a reassignment of such Receivables from CFC on the terms set forth below.

                  Finance Corp. shall pay to CFC by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Transfer and Servicing Agreement. Upon any such reassignment of the Receivables on such date, CFC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to Finance Corp., without recourse, representation or warranty, all the right, title and interest of CFC in and to the Receivables, all Recoveries related thereto, and all monies and amounts due or to become due with respect thereto and all proceeds thereof. CFC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Finance Corp. to effect the conveyance of such property pursuant to this subsection.

                               [END OF ARTICLE VI]

                                  ARTICLE VII

                              CONDITIONS PRECEDENT
                              --------------------

                  Section 7.01. Conditions to CFC's Obligations Regarding Initial Receivables. The obligations of CFC to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of Finance Corp. contained in this Agreement shall be true and correct on the Initial Closing Date with the same effect as though such representations and warranties had been made on such date;

                  (b) All information concerning the Initial Accounts provided to CFC shall be true and correct as of the Initial Cut-Off Date in all material respects;

                  (c) Finance Corp. shall have (i) delivered to CFC a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by bank identification number, bank number and account number and by the Receivables balance and the Principal Receivables balance as of the Initial Cut-Off Date and (ii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                  (d) Finance Corp. shall have recorded and filed, at its expense, any financing statement with respect to the Receivables now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Receivables from Finance Corp. to CFC, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to CFC;

                  (e) On or before the Closing Date, (i) CFC, Conseco Bank and the Owner Trustee shall have entered into the Trust Agreement, (ii) CFC, Conseco Bank, the Indenture Trustee and the Issuer shall have entered into the Transfer and Servicing Agreement, (iii) the Issuer, the Servicer and the Indenture Trustee shall have entered into the Indenture, (iv) Conseco Bank and Finance Corp. shall have entered into the Bank Receivables Purchase Agreement and (v) the closing under all such agreements shall take place simultaneously with the initial closing hereunder; and

                  (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to CFC, and CFC shall have received from Finance Corp. copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as CFC may reasonably have requested.

                  Section 7.02. Conditions Precedent to Finance Corp.'s Obligations. The obligations of Finance Corp. to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of CFC contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                  (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.01 hereof shall have been made; and

                  (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Finance Corp., and Finance Corp. shall have received from CFC copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Finance Corp. may reasonably have requested.

                              [END OF ARTICLE VII]

                                  ARTICLE VIII

                          TERM AND PURCHASE TERMINATION
                          -----------------------------

                  Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until such date as may be mutually agreed by CFC and Finance Corp. after the termination of the Issuer as provided in Article VIII of the Trust Agreement.

                  Section 8.02. Purchase Termination. If Finance Corp. shall fail generally to, or admit in writing its inability to, pay its debts as they become due; or if a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Finance Corp. in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of Finance Corp. or for any substantial part of Finance Corp.'s property, or for the winding-up or liquidation of Finance Corp.'s affairs and, if instituted against Finance Corp., any such proceeding shall continue undismissed or unstayed and in effect, for a period of 60 consecutive days or upon entry of any order or decree providing for such relief, or any of the actions sought in such proceeding shall occur; or if Finance Corp. shall commence a voluntary case under any Debtor Relief Law, or if Finance Corp. shall consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official of, or for, any substantial part of its property, or any general assignment for the benefit of its creditors; or Finance Corp. or any subsidiary of Finance Corp. shall have taken any corporate action in furtherance of any of the foregoing actions (each an "Insolvency Event"); then Finance Corp. shall immediately cease to transfer Principal Receivables to CFC and shall promptly give notice to CFC, the Owner Trustee and the Indenture Trustee of such Insolvency Event. Notwithstanding any cessation of the transfer to CFC of additional Principal Receivables, Principal Receivables transferred to CFC prior to the occurrence of such Insolvency Event and Collections in respect of such Principal Receivables and Finance Charge Receivables whenever created, accrued in respect of such Principal Receivables, shall continue to be property of CFC available for transfer by CFC to the Issuer pursuant to the Transfer and Servicing Agreement.

                              [END OF ARTICLE VIII]

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  Section 9.01. Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by CFC and Finance Corp. in accordance with this
Section 9.01. This Agreement may be amended from time to time by CFC and Finance Corp. (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement,
(iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of Finance Corp. or CFC; provided, however that no amendment pursuant to clause (iv) or (v) of this Section 9.01 shall be effective unless Finance Corp. and CFC have been notified in writing that the Rating Agency Condition has been satisfied; provided further that, unless the Owner Trustee and the Indenture Trustee shall consent thereto, CFC shall have delivered to the Indenture Trustee and the Owner Trustee an Officer's Certificate, dated the date of such action, stating that CFC reasonably believes that such action will not have an Adverse Effect on the Issuer, the Indenture Trustee, the Noteholders or any Series Enhancer. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agencies.

                  Section 9.02. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Finance Corp., ____________________________________ ,
Attention: ______________________ (facsimile no. (___) ___-___), (b) in the case of CFC, ___________________, __________________, __________________,
______________, Attention: ______________ (facsimile no. (__) ___-____), (c) in the case of the Owner Trustee, _______________________, Attention:
_________________________ (facsimile no.: (___) ___-____), (d) or in the case of the Indenture Trustee, ____________________________, Attention:
_________________ (facsimile no.: (___) ___-____); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than CFC's assignment of its right, title, and interest in, to, and under this Agreement to the Issuer and the Issuer's grant of a security interest in all of its right, title and interest in, to and under this Agreement to the Indenture Trustee for the benefit of the Noteholders and any Series Enhancers, this Agreement may not be assigned by the parties hereto; provided, however, that Finance Corp. shall have the right to assign its right, title and interest in, to and under this Agreement to (i) any successor by merger assuming this Agreement which assumes the obligations of this Agreement or (ii) any entity; provided that the Rating Agency has advised CFC and Finance Corp. that the Rating Agency Condition has been satisfied.

                  Section 9.06. Acknowledgement and Agreement of Finance Corp. By execution below, Finance Corp. expressly acknowledges and agrees that all of CFC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of CFC's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, will be assigned by CFC to the Issuer, and a security interest therein will be granted by the Issuer to the Indenture Trustee for the benefit of the Noteholders and any Series Enhancers, and Finance Corp. consents to such assignments. Finance Corp. further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against CFC, due to a breach by CFC of this Agreement or for any other reason, and notwithstanding the bankruptcy of CFC or any other event whatsoever, Finance Corp.'s sole remedy shall be a claim against CFC for money damages, and then only to the extent of funds available to CFC, and in no event shall Finance Corp. assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by CFC or the Issuer of collections with respect to the Receivables. Additionally, Finance Corp. agrees that any amounts payable by Finance Corp. to CFC hereunder which are to be paid by CFC to the Issuer for the benefit of the Noteholders and any Series Enhancers shall be paid by Finance Corp., on behalf of CFC, directly to the Issuer.

                  Section 9.07. Further Assurances. CFC and Finance Corp. agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement and the Conveyance Papers, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

                  Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of CFC or Finance Corp., any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 9.09. Counterparts. This Agreement and all Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.10. Binding; Third-Party Beneficiaries. This Agreement and the Conveyance Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Issuer and the Indenture Trustee (on behalf of the Noteholders) shall be considered third-party beneficiaries of this Agreement.

                  Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the Conveyance Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the Conveyance Papers. This Agreement and the Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                  Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Supplemental Conveyance shall remain operative and in full force and effect and shall survive conveyance of the Receivables by CFC to the Issuer pursuant to the Transfer and Servicing Agreement and the grant of a security interest therein by the Issuer to the Indenture Trustee pursuant to the Indenture.

                  Section 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, Finance Corp. shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause CFC to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against CFC under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CFC or any substantial part of its property or ordering the winding-up or liquidation or the affairs of CFC.

                               [END OF ARTICLE IX]

                  IN WITNESS WHEREOF, Finance Corp. and CFC have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     CONSECO FINANCE CORP.




                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:



                                     CONSECO FINANCE CREDIT CARD FUNDING CORP.



                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

                                                                      Schedule I
                                                                      ----------

                                LIST OF ACCOUNTS
                                ----------------

                             [Delivered Separately]

                                                                     Schedule II
                                                                     -----------





                  Bank Identification Numbers and Bank Numbers
                  --------------------------------------------


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                Bank Identification Numbers                                        Bank Numbers
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

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

                                                                       Exhibit A
                                                                       ---------




         FORM OF SUPPLEMENTAL CONVEYANCE OF RECEIVABLES IN NEW ACCOUNTS
                         (As required by Section 2.05 of
                       the Receivables Purchase Agreement)

                  SUPPLEMENTAL CONVEYANCE No. ______ OF RECEIVABLES IN NEW ACCOUNTS, dated as of _______________________,1 by and between CONSECO FINANCE CORP., a Delaware corporation ("Finance Corp."), and CONSECO FINANCE CREDIT CARD FUNDING CORP., a Minnesota corporation ("CFC"), pursuant to the Receivables Purchase Agreement referred to below.

                                   WITNESSETH

                  WHEREAS, Finance Corp. and CFC are parties to the Receivables Purchase Agreement, dated as of ________ __, 2001 (the "Agreement");

                  WHEREAS, pursuant to the Agreement, Finance Corp. wishes to designate New Accounts to be included as Accounts and to sell the Receivables of such New Accounts (as each such term is defined in the Agreement), whether now existing or hereafter created, to CFC; and

                  WHEREAS, CFC is willing to accept such designation and conveyance subject to the terms and conditions hereof;

                  NOW, THEREFORE, Finance Corp. and CFC hereby agree as follows:

1. Defined Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

                  "Addition Date" shall mean, with respect to the New Accounts designated hereby, _________________, _________.

                  "Additional Cut-Off Date" shall mean, with respect to the New Accounts designated hereby, ___________________, ___________.

2. Designation of New Accounts. On or before the date hereof, Finance Corp. will deliver to CFC a computer file or microfiche list containing a true and complete schedule identifying all such New Accounts (the "New Accounts") specifying for each such Supplemental Account, as of the Additional Cut-Off Date, its account number, the aggregate amount outstanding in such Account and the aggregate amount of Principal


------------------
1 / To be dated as of the applicable Addition Date.

         Receivables outstanding in such Account, which computer file or microfiche list shall supplement Schedule 1 to the Agreement.

3. Conveyance of Receivables. (a) Finance Corp. does hereby, sell, transfer, assign, set over and otherwise convey, without recourse except as set forth in the Agreement, to CFC, all its right, title and interest in, to and under the Receivables of such New Accounts existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Agreement, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including "proceeds" as defined in the UCC) thereof.

                  (b) If necessary, Finance Corp. agrees to record and file, at its own expense, financing statements (and continuation statements when applicable) with respect to the Receivables in New Accounts existing on the Additional Cut-Off Date and thereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the sale and assignment of such Receivables to CFC, and to deliver a file-stamped copy of each such financing statement or other evidence of such filing to CFC on or prior to the Addition Date.

                  (c) In connection with such sale, Finance Corp. further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance, to indicate in the appropriate computer files that Receivables created in connection with the New Accounts and designated hereby have been conveyed to CFC pursuant to the Agreement and this Supplemental Conveyance.

                  (d) It is the intention of the parties hereto that the arrangements with respect to the property described in Section 3(a) hereof shall constitute either a contribution to capital of CFC or a purchase and sale of such property and not a loan. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a contribution to capital or a purchase and sale, this Supplemental Conveyance shall constitute a security agreement under applicable law, and Finance Corp. does hereby grant to CFC a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables in the New Accounts existing on the Additional Cut-Off Date and thereafter created, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto, all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from or related to the foregoing, and all "proceeds" (including "proceeds" as defined in the UCC) thereof.

4. Acceptance by CFC. CFC hereby acknowledges its acceptance of all right, title and interest to the property, existing on the Additional Cut-Off Date and thereafter created, conveyed to CFC pursuant to Section 3(a) of this Supplemental Conveyance. CFC further acknowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, Finance Corp. delivered to CFC the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

5. Representations and Warranties of Finance Corp. Finance Corp. hereby represents and warrants to CFC, as the Addition Date that:

         (a) Legal, Valid and Binding Obligation. This Supplemental Conveyance constitutes a legal, valid and binding obligation of Finance Corp. enforceable against Finance Corp. in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

         (b) Eligibility of Accounts. As of the Additional Cut-Off Date, each Supplemental Account designated hereby is an Eligible Account;

         (c) Insolvency. As of each of the Additional Cut-Off Date and the Addition Date, no Insolvency Event with respect to Finance Corp. has occurred and the transfer by Finance Corp. of Receivables arising in the New Accounts to CFC has not been made in contemplation of the occurrence thereof;

         (d) Early Redemption Event; Event of Default. Finance Corp. reasonably believes that (A) the transfer of the Receivables arising in the New Accounts will not, based on the facts known to Finance Corp., then or thereafter cause an Early Redemption Event or Event of Default to occur with respect to any Series and (B) no selection procedure was utilized by Finance Corp. which would result in the selection of New Accounts (from among the available Eligible Accounts available to Finance Corp.) that would be materially adverse to the interests of CFC or the Noteholders of any Series as of the Addition Date;

         (e) Security Interest. This Supplemental Conveyance constitutes a valid sale, transfer and assignment to CFC of all right, title and interest, whether owned on the Additional Cut-Off Date or thereafter acquired, of Finance Corp. in the Receivables existing on the Additional Cut-Off Date or thereafter created in the New Accounts, all Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto and the "proceeds" (including "proceeds" as defined in the applicable UCC) thereof, or, if this Supplemental Conveyance does not constitute a sale of such property, it constitutes a grant of a "security interest" (as defined in the applicable UCC) in such property to CFC, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Supplemental Conveyance, and which will be enforceable with respect to such Receivables hereafter created and the proceeds thereof upon such creation. Upon the filing of the financing statements described in Section 3 of this Supplemental Conveyance and, in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, CFC shall have a first priority perfected security or ownership interest in such property;

         (f) No Conflict. The execution and delivery by Finance Corp. of this Supplemental Conveyance, the performance of the transactions contemplated by this Supplemental Conveyance and the fulfillment of the terms hereof applicable to Finance Corp., will not conflict with or violate any Requirements of Law applicable to Finance Corp. or conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Finance Corp. is a party or by which it or its properties are bound;

         (g) No Proceedings. There are no proceedings or investigations, pending, or to the best knowledge of Finance Corp., threatened, against Finance Corp. before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (i) asserting the invalidity of this Supplemental Conveyance, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Supplemental Conveyance, (iii) seeking any determination or ruling that, in the reasonable judgment of Finance Corp., would materially and adversely affect the performance by Finance Corp. of its obligations under this Supplemental Conveyance or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Supplemental Conveyance; and

         (h) All Consents. All authorizations, consents, orders or approvals of any court or other governmental authority required to be obtained by Finance Corp. in connection with the execution and delivery of this Supplemental Conveyance by Finance Corp. and the performance of the transactions contemplated by this Supplemental Conveyance by Finance Corp., have been obtained.

6. Ratification of Agreement. As supplemented by this Supplemental Conveyance, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplemental Conveyance shall be read, taken and construed as one and the same instrument.

7. Counterparts. This Supplemental Conveyance may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

8. GOVERNING LAW. THIS SUPPLEMENTAL CONVEYANCE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  IN WITNESS WHEREOF, Finance Corp. and CFC have caused this Supplemental Conveyance to be duly executed by their respective officers as of the day and year first above written.

                                     CONSECO FINANCE CORP.




                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:



                                     CONSECO FINANCE CREDIT CARD FUNDING CORP.




                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                                                      SCHEDULE 1

                                List of Accounts
                                ----------------